UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

VIRACTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2533 S Coast Hwy 101, Suite 210 Cardiff, California		92007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 400-8470

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	VIRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 22, 2021 (the “Effective Date”), Viracta entered into a Royalty Purchase Agreement (the “Royalty Purchase Agreement”) with XOMA (US) LLC (“XOMA”). Pursuant to the terms of the Royalty Purchase Agreement, XOMA paid $13.5 million on the Effective Date for the right to receive future milestones and royalties that Viracta is entitled to receive under the terms of a license agreement with DOT Therapeutics-1, Inc. dated December 16, 2019 (the “DOT-1 License Agreement”) and a license agreement with Denovo Biopharma LLC dated December 5, 2019 (the “Denovo License Agreement”), net of certain Viracta obligations to a third party. Pursuant to the Royalty Purchase Agreement, Viracta (directly or through a wholly-owned subsidiary) is also eligible to receive an up to $20 million pre-commercialization, event based milestone.

The Royalty Purchase Agreement contains certain covenants, representations and warranties regarding Viracta’s rights and obligations with respect to the DOT-1 License Agreement and the Denovo License Agreement and customary covenants and representations for a transaction of this nature, including covenants that limit or restrict Viracta’s ability to incur indebtedness or liens related to the future milestones and royalties subject to the Royalty Purchase Agreement.

The foregoing description of the Royalty Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Royalty Purchase Agreement, which will be filed as an exhibit to Viracta’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided above in this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2021

/s/ Daniel Chevallard
Daniel Chevallard
Chief Operating Officer and Chief Financial Officer